UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 15, 2004
                                                          ----------------

                             Commerce Bancorp, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)


      New Jersey                 1-12069                   22-2433468
      ----------           ---------------------        ---------------
  (State or other        (Commission File Number)        (IRS Employer
   jurisdiction                                          Identification
  of incorporation)                                         Number)


        Commerce Atrium, 1701 Route 70 East, Cherry Hill, NJ 08034-5400
        ---------------------------------------------------- ----------
              (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 856-751-9000
                                                            ------------


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         ___ Written communication pursuant to Rule 425 under the Securities Act
             (17 CFR 230.425)


            Soliciting material pursuant to Rule 14a-12 under the Exchange Act ___ (17 CFR 240.14a-12)


            Pre-commencement communications pursuant to Rule 14d-2(b) under the
         ___ Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the
         ___ Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) Effective October 19, 2004, John P. Ferguson resigned as a member of the Company's Board of Directors. Mr. Ferguson will continue as a Director Emeritus for the Company.

(d) Effective October 19, 2004, John K. Lloyd, who is currently a member of an advisory board to the Company, was appointed to the Company's Board of Directors. Mr. Lloyd is the President and CEO of Meridian Health, a leading integrated health system. Prior to leading Meridian, Mr. Lloyd was President and CEO of Jersey Shore Medical Center, a leading regional teaching hospital.


Item 8.01.  Other Events

Effective October 15, 2004, the shareholder derivative lawsuit, filed August 3, 2004, was dismissed by the United States District Court for the District of New Jersey, Camden Division.

In addition, the six shareholder class action lawsuits have been consolidated in the United States District Court for the District of New Jersey, Camden Division.


This Current Report on Form 8-K may contain certain forward-looking statements regarding Commerce Bancorp, Inc.'s business and prospects that are based upon numerous assumptions about future conditions which may ultimately prove to be inaccurate and actual events and results may materially differ from anticipated results described in such statements. Such forward-looking statements involve risks and uncertainties and any one or a combination of these risks could have a material adverse effect on Commerce Bancorp, Inc.'s business, financial condition and results of operations.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 21, 2004            COMMERCE BANCORP, INC.

                                    By:     /s/ Douglas J. Pauls
                                            --------------------------------
                                            Douglas J. Pauls
                                            Senior Vice President and
                                            Chief Financial Officer